                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(D) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 16, 2000


                              Delta Air Lines, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       1-5424                     58-0218548
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


Hartsfield Atlanta International Airport, Atlanta, Georgia          30320
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code:           (404) 715-2600
--------------------------------------------------------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Delta Air Lines, Inc. (the "Company") is filing with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-30974).

         The Company is also filing herewith its press release dated November 17, 2000, a copy of which is attached as Exhibit 99(b).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed as Exhibits in connection with, and incorporated by reference into, the Company's Registration Statement on Form S-3 (File No. 333-30974). The Registration Statement and the Prospectus Supplement dated November 7, 2000 to the Prospectus dated February 23, 2000 relate to the offering by the Company of Pass Through Trust Certificates, Series 2000-1.

REG. NO. 333-30974
EXHIBIT NUMBER                                       DESCRIPTION
------------------                                   -----------
1                   Underwriting Agreement dated as of November 7, 2000, by and among the Company, Goldman,
                    Sachs & Co. and Morgan Stanley Dean Witter.

4(a)(1)             Pass Through Trust Agreement dated as of November 16, 2000, by and between the Company and
                    State Street Bank and Trust Company of Connecticut, National Association, as Trustee (the
                    "Pass Through Trustee").

4(a)(2)             Trust Supplement No. 2000-1A-1 dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(3)             Form of 7.379% Delta Air Lines Pass Through Certificate, Series 2000-1A-1 (included in
                    Exhibit 4(a)(2)).

4(a)(4)             Trust Supplement No. 2000-1A2 dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(5)             Form of 7.570% Delta Air Lines Pass Through Certificate, Series 2000-1A-2 (included in
                    Exhibit 4(a)(4)).

4(a)(6)             Trust Supplement No. 2000-1B dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(7)             Form of 7.920% Delta Air Lines Pass Through Certificate, Series 2000-1B (included in
                    Exhibit 4(a)(6)).

4(a)(8)             Trust Supplement No. 2000-1C dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(9)             Form of 7.779% Delta Air Lines Pass Through Certificate, Series 2000-1C (included in
                    Exhibit 4(a)(8)).

4(b)(1)             Intercreditor Agreement dated as of November 16, 2000, by and among the Pass Through
                    Trustee, Westdeutsche Landesbank Girozentrale (the "Liquidity Provider") and State Street
                    Bank and Trust Company of Connecticut, National Association, as Subordination Agent (the
                    "Subordination Agent").

4(c)(1)             Revolving Credit Agreement (2000-1A-1) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(c)(2)             Revolving Credit Agreement (2000-1A-2) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(c)(3)             Revolving Credit Agreement (2000-1B) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(c)(4)             Revolving Credit Agreement (2000-1C) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(d)(1)             Participation Agreement (N376DA) dated as of November 16, 2000, by and among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company
                    of Connecticut, National Association, as loan trustee (the "Loan Trustee"), and State
                    Street Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein.

4(d)(2)             Indenture and Security Agreement (N376DA) dated as of November 16, 2000, by and between the Company and the Loan Trustee.

4(d)(3)             Form of Series 2000-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration number N376DA (included in Exhibit 4(d)(2)).

99(a)               Schedule I.*

         The following is also being filed herewith:

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99(b)               Company Press Release dated November 17, 2000.

         *Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99(a) filed herewith contains a list of other documents applicable to the Boeing aircraft that relate to the offering of the Company's Pass Through Certificates, Series 2000-1, which documents are substantially identical to those applicable to the Boeing 737 aircraft bearing United States registration numbers. Exhibit 99(a) sets forth the details by which such other documents differ from the corresponding documents filed in respect of the aircraft bearing United States registration number N376DA.

         The Exhibit Index commencing on page 6 is hereby incorporated herein by reference.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DELTA AIR LINES, INC.


November 27, 2000
                               By: /s/ Edward H. Bastian
                                  ----------------------------------------------
                                  Edward H. Bastian
                                  Senior Vice President -- Finance
                                  and Controller

                                 EXHIBIT INDEX

Reg. No. 333-30974
EXHIBIT NUMBER                                    DESCRIPTION
------------------                                -----------
1                      Underwriting Agreement dated as of November 7, 2000, by and among the Company, Goldman,
                       Sachs & Co. and Morgan Stanley Dean Witter.

4(a)(1)                Pass Through Trust Agreement dated as of November 16, 2000, by and between the Company and
                       State Street Bank and Trust Company of Connecticut, National Association, as Trustee (the
                       "Pass Through Trustee").

4(a)(2)                Trust Supplement No. 2000-1 A-1 dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(3)                Form of 7.379% Delta Air Lines Pass Through Certificate, Series 2000-1 A-1 (included in
                       Exhibit 4(a)(2)).

4(a)(4)                Trust Supplement No. 2000-1 A2 dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(5)                Form of 7.570% Delta Air Lines Pass Through Certificate, Series 2000-1 A-2 (included in
                       Exhibit 4(a)(4)).

4(a)(6)                Trust Supplement No. 2000-1 B dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(7)                Form of 7.920% Delta Air Lines Pass Through Certificate, Series 2000-1 B (included in
                       Exhibit 4(a)(6)).

4(a)(8)                Trust Supplement No. 2000-1 C dated as of November 16, 2000, by and between the Company and the Pass Through Trustee.

4(a)(9)             Form of 7.779% Delta Air Lines Pass Through Certificate, Series 2000-1 C (included in
                    Exhibit 4(a)(8)).

4(b)(1)             Intercreditor Agreement dated as of November 16, 2000, by and among the Pass Through
                    Trustee, Westdeutsche Landesbank Girozentrale (the "Liquidity Provider") and State Street
                    Bank and Trust Company of Connecticut, National Association, as Subordination Agent (the
                    "Subordination Agent").

4(c)(1)             Revolving Credit Agreement (2000-1 A-1) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(c)(2)             Revolving Credit Agreement (2000-1 A-2) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(c)(3)             Revolving Credit Agreement (2000-1 B) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(c)(4)             Revolving Credit Agreement (2000-1 C) dated as of November 16, 2000, by and between the
                    Subordination Agent and the Liquidity Provider.

4(d)(1)             Participation Agreement (N376DA) dated as of November 16, 2000, by and among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company
                    of Connecticut, National Association, as loan trustee (the "Loan Trustee"), and State
                    Street Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein.

4(d)(2)             Indenture and Security Agreement (N376DA) dated as of November 16, 2000,

                    by and between the Company and the Loan Trustee.

4(d)(3)             Form of Series 2000-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration number N376DA (included in Exhibit 4(d)(2)).

99(a)               Schedule I.

         The following is also being filed herewith.

EXHIBIT NUMBER                    DESCRIPTION
--------------      --------------------------------------
99(b)               Company Press Release dated November 17, 2000.